Exhibit 10.2

EXECUTION COPY
AMENDMENT NO. 3
Dated as of December 11, 2025
to
AMENDED AND RESTATED CREDIT AGREEMENT
THIS AMENDMENT NO. 3 (this “Amendment”) is made as of December 11, 2025, by and among Kinsale Capital Group, Inc., a Delaware corporation (the “Borrower”), the Lenders party hereto and JPMorgan Chase Bank, N.A., in its capacity as administrative agent for the Lenders (the “Administrative Agent”), under that certain Amended and Restated Credit Agreement dated as of July 22, 2022 (as amended by (i) that certain Amendment No. 1, dated as of September 18, 2023 and (ii) that certain Amendment No. 2, dated as of October 22, 2024 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto, the Administrative Agent and Truist Bank, as syndication agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrower has requested that the Required Lenders and Administrative Agent agree to make a certain amendment to the Credit Agreement; and
WHEREAS, the Borrower, the Lenders party hereto (constituting the Required Lenders) and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.
1.Amendment to the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the parties hereto agree that Section 6.08(f) of the Credit Agreement shall be amended and restated in its entirety to read as follows: “the Borrower and its Subsidiaries may make any other Restricted Payments so long as at the time of the declaration of such Restricted Payment, no Event of Default has occurred and is continuing or would arise after giving effect, on a pro forma basis, to such Restricted Payment if such Restricted Payment were to be made at such time of declaration” (the Credit Agreement as so amended, the “Amended Credit Agreement”).
2.Conditions of Effectiveness. This Amendment shall become effective as of the first date on which each of the following conditions shall have been satisfied (such date, the “Amendment Effective Date”):
(a)The Administrative Agent (or its counsel) shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders.
(b)The Administrative Agent shall have received, or, substantially concurrently herewith shall receive, all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced at least two Business Days prior to the Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to the terms of the Amended Credit Agreement.

Upon satisfaction of the conditions set forth in this Section 2, the Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
3.Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lenders on the Amendment Effective Date as follows:
(a)This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)As of the date hereof and immediately after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing as of the date hereof and (ii) the representations and warranties of the Borrower set forth in the Amended Credit Agreement (other than the representations and warranties set forth in Section 3.04(c) of the Credit Agreement) are true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect are true and correct in all respects) as of the date hereof (except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty is true and correct in all material respects (provided that any representation or warranty qualified by materiality or Material Adverse Effect is true and correct in all respects) as of such earlier date).
4.Reference to and Effect on the Credit Agreement.
(a)From and after the Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, refer to the Amended Credit Agreement and the term “Credit Agreement”, as used in the other Loan Documents, shall mean the Amended Credit Agreement.
(b)Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith in effect on the Amendment Effective Date shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)This Amendment is a Loan Document.
5.Governing Law; Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
6.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.
KINSALE CAPITAL GROUP, INC.,
as the Borrower

By: /s/ Bryan P. Petrucelli
Name: Bryan P. Petrucelli
Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement dated as of July 22, 2022
Kinsale Capital Group, Inc.

JPMORGAN CHASE BANK, N.A.,
individually as a Lender and as the Administrative Agent

By: /s/ Milena Kolev
Name: Milena Kolev
Title: Executive Director

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement dated as of July 22, 2022
Kinsale Capital Group, Inc.

TRUIST BANK,
as a Lender

By: /s/ Blake Thompson
Name: Blake Thompson
Title: Director

Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement dated as of July 22, 2022
Kinsale Capital Group, Inc.

CIBC BANK USA,
as a Lender

By: /s/ Megan Lingle
Name: Megan Lingle
Title: Managing Director
Signature Page to Amendment No. 3 to
Amended and Restated Credit Agreement dated as of July 22, 2022
Kinsale Capital Group, Inc.